Exhibit 99.1

Infinera Corporation Reports Fourth Quarter and Fiscal Year 2014 Financial Results

Sunnyvale, Calif., January 22, 2015 - Infinera Corporation (NASDAQ: INFN), provider of Intelligent Transport Networks, today released financial results for the fourth quarter and fiscal year ended December 27, 2014.

Revenue for the quarter was $186.3 million compared to $173.6 million in the third quarter of 2014 and $139.1 million in the fourth quarter of 2013.

GAAP gross margin for the quarter was 45.3% compared to 43.4% in the third quarter of 2014 and 40.2% in the fourth quarter of 2013. GAAP operating margin was 6.9% in the fourth quarter of 2014 compared to 4.3% in the third quarter of 2014 and an operating loss of 5.1% in the fourth quarter of 2013.

GAAP net income for the quarter was $8.4 million, or $0.06 per diluted share, compared to net income of $4.8 million, or $0.04 per diluted share, in the third quarter of 2014 and a net loss of $10.2 million, or $0.08 per share, in the fourth quarter of 2013.

Non-GAAP gross margin for the quarter was 46.1% compared to 44.2% in the third quarter of 2014 and 41.4% in the fourth quarter of 2013. Non-GAAP operating margin for the fourth quarter of 2014 was 11.0% compared to 8.6% in the third quarter of 2014 and 0.8% in the fourth quarter of 2013.

Non-GAAP net income for the quarter was $18.0 million, or $0.13 per diluted share, compared to net income of $14.2 million, or $0.11 per diluted share, in the third quarter of 2014 and a net loss of $0.2 million, or breakeven on an earnings per share basis, in the fourth quarter of 2013.

Revenue for the year was $668.1 million compared to $544.1 million in 2013.

GAAP gross margin for the year was 43.2% compared to 40.2% in 2013. GAAP operating margin for the year was 4.1% compared to an operating loss of 4.5% in 2013. GAAP net income for the year was $13.7 million or $0.11 per diluted share, compared to a net loss of $32.1 million or $0.27 per share in 2013.

Non-GAAP gross margin for the year was 44.0% compared to 41.6% in 2013. Non-GAAP operating margin for the year was 8.3% compared to 1.4% in 2013. Non-GAAP net income for the year was $49.8 million or $0.39 per diluted share, compared to net income of $4.0 million or $0.03 per diluted share in 2013.

The above non-GAAP measures exclude non-cash stock-based compensation expenses and the amortization of debt discount on Infinera’s convertible senior notes. A further explanation of the use of non-GAAP financial information and a reconciliation of the non-GAAP financial measures to the GAAP equivalents can be found at the end of this release.

“The fourth quarter capped off an exceptional year of winning footprint, taking care of customers and increasing profitability. Growing greater than 20% for a second consecutive year demonstrates the market’s acceptance of our differentiated products and the overall Infinera experience,” said Tom Fallon, Infinera's Chief Executive Officer. “As we evolve from a single-threaded product company to an end-to-end optical solutions company, I believe Infinera is better positioned than ever to serve more customers and address more opportunities.”

Conference Call Information
Infinera will host a conference call for analysts and investors to discuss its fourth quarter and fiscal year 2014 results and its outlook for the first quarter of 2015 today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the Investor Relations section of Infinera’s website at www.infinera.com. Following the webcast, an archived version will be available on the website for 90 days. To hear the replay, parties in the United States and Canada should call 1-888-568-0148. International parties can access the replay at 1-203-369-3900.

Contacts:
Media: Anna Vue	Investors: Jeff Hustis
Tel. +1 (916) 595-8157	Tel. +1 (408) 213-7150
avue@infinera.com	jhustis@infinera.com

About Infinera

Infinera provides Intelligent Transport Networks for network operators, enabling reliable, easy to operate, high-capacity optical networks. Infinera leverages its unique large scale photonic integrated circuits to deliver innovative optical networking solutions for the most demanding network environments. Intelligent Transport Networks enable carriers, Cloud network operators, governments and enterprises to automate, converge and scale their data center, metro, long-haul and subsea optical networks. To learn more about Infinera visit www.infinera.com, follow us on Twitter @Infinera and read our latest blog posts at blog.infinera.com.

Forward-Looking Statements

This press release contains certain forward-looking statements based on current expectations, forecasts and assumptions that involve risks and uncertainties, including Infinera’s continued expectations of the market’s acceptance of our differentiated products and the overall Infinera experience; and Infinera’s belief that it is better positioned than ever to serve more customers and address more opportunities. These statements are based on information available to Infinera as of the date hereof and actual results could differ materially from those stated or implied due to risks and uncertainties. Such forward-looking statements can be identified by forward-looking words such as "anticipated," "believed," "could," "estimate," "expect," "intend," "may," "should," "will," and "would" or similar words. The risks and uncertainties that could cause Infinera’s results to differ materially from those expressed or implied by such forward-looking statements include delays in the development and introduction of Infinera’s products and market acceptance of these products; the effect of changes in product pricing or mix, and/or increases in component costs could have on Infinera’s gross margin; Infinera’s reliance on single-source suppliers; aggressive business tactics by Infinera’s competitors; Infinera’s ability to protect Infinera’s intellectual property; claims by others that Infinera infringes their intellectual property; war, terrorism, public health issues, natural disasters, and other circumstances that could disrupt supply, delivery or demand of products; Infinera’s ability to respond to rapid technological changes; and other risks detailed in Infinera’s SEC filings from time to time. More information on potential factors that may impact Infinera’s business are set forth in its Quarterly Report on Form 10-Q for the quarter ended on September 27, 2014 as filed with the SEC on October 29, 2014, as well as subsequent reports filed with or furnished to the SEC from time to time. These reports are available on Infinera’s website at www.infinera.com and the SEC’s website at www.sec.gov. Infinera assumes no obligation to, and does not currently intend to, update any such forward-looking statements.

Use of Non-GAAP Financial Information

In addition to disclosing financial measures prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP measures that exclude non-cash stock-based compensation expenses and amortization of debt discount on Infinera’s convertible senior notes. Infinera believes these adjustments are appropriate to enhance an overall understanding of its underlying financial performance and also its prospects for the future and are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for its planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income (loss), basic and diluted net income (loss) per share, or gross margin prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations. For a description of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measures, please see the section titled, “GAAP to Non-GAAP Reconciliations.” Infinera anticipates disclosing forward-looking non-GAAP information in its conference call to discuss its fourth quarter and fiscal year 2014 results, including an estimate of non-GAAP earnings for the first quarter of 2015 that excludes non-cash stock-based compensation expenses and amortization of debt discount on Infinera’s convertible senior notes.

A copy of this press release can be found on the Investor Relations’ page of Infinera’s website at www.infinera.com.

Infinera Corporation and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation
GAAP Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	December 27, 2014	December 28, 2013	December 27, 2014	December 28, 2013
Revenue:
Product	$158,492	$115,102	$572,276	$465,424
Services	27,814	23,990	95,803	78,698
Total revenue	186,306	139,092	668,079	544,122
Cost of revenue:
Cost of product	89,809	73,385	340,856	295,715
Cost of services	12,154	9,795	38,919	29,768
Total cost of revenue	101,963	83,180	379,775	325,483
Gross profit	84,343	55,912	288,304	218,639
Operating expenses:
Research and development	37,349	30,859	133,484	124,794
Sales and marketing	22,288	19,857	79,026	72,778
General and administrative	11,840	12,277	48,452	45,253
Total operating expenses	71,477	62,993	260,962	242,825
Income (loss) from operations	12,866	(7,081)	27,342	(24,186)
Other income (expense), net:
Interest income	410	287	1,456	923
Interest expense	(2,835)	(2,634)	(11,021)	(6,061)
Other gain (loss), net:	(348)	(336)	(1,365)	(1,141)
Total other income (expense), net	(2,773)	(2,683)	(10,930)	(6,279)
Income (loss) before income taxes	10,093	(9,764)	16,412	(30,465)
Provision for income taxes	1,683	414	2,753	1,654
Net income (loss)	$8,410	$(10,178)	$13,659	$(32,119)
Net income (loss) per common share:
Basic	$0.07	$(0.08)	$0.11	$(0.27)
Diluted	$0.06	$(0.08)	$0.11	$(0.27)
Weighted average shares used in computing net income (loss) per common share:
Basic	125,830	119,743	123,672	117,425
Diluted	133,072	119,743	128,565	117,425

Infinera Corporation
GAAP to Non-GAAP Reconciliations
(In thousands, except percentages and per share data)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 27, 2014	September 27, 2014	December 28, 2013	December 27, 2014	December 28, 2013
Reconciliation of Gross Profit:
U.S. GAAP as reported	$84,343	$75,302	$55,912	$288,304	$218,639
Stock-based compensation(1)	1,472	1,491	1,695	5,607	7,496
Non-GAAP as adjusted	$85,815	$76,793	$57,607	$293,911	$226,135
Reconciliation of Gross Margin:
U.S. GAAP as reported	45.3%	43.4%	40.2%	43.2%	40.2%
Stock-based compensation(1)	0.8%	0.8%	1.2%	0.8%	1.4%
Non-GAAP as adjusted	46.1%	44.2%	41.4%	44.0%	41.6%
Reconciliation of Income (Loss) from Operations:
U.S. GAAP as reported	$12,866	$7,480	$(7,081)	$27,342	$(24,186)
Stock-based compensation(1)	7,547	7,371	8,174	28,394	31,976
Non-GAAP as adjusted	$20,413	$14,851	$1,093	$55,736	$7,790
Reconciliation of Operating Margin:
U.S. GAAP as reported	6.9%	4.3%	(5.1)%	4.1%	(4.5)%
Stock-based compensation(1)	4.1%	4.3%	5.9%	4.2%	5.9%
Non-GAAP as adjusted	11.0%	8.6%	0.8%	8.3%	1.4%
Reconciliation of Net Income (Loss):
U.S. GAAP as reported	$8,410	$4,843	$(10,178)	$13,659	$(32,119)
Stock-based compensation(1)	7,547	7,371	8,174	28,394	31,976
Amortization of debt discount(2)	2,006	1,956	1,814	7,730	4,164
Non-GAAP as adjusted	$17,963	$14,170	$(190)	$49,783	$4,021
Net Income (Loss) per Common Share - Basic:
U.S. GAAP as reported	$0.07	$0.04	$(0.08)	$0.11	$(0.27)
Non-GAAP as adjusted	$0.14	$0.11	$—	$0.40	$0.03
Net Income (Loss) per Common Share - Diluted:
U.S. GAAP as reported	$0.06	$0.04	$(0.08)	$0.11	$(0.27)
Non-GAAP as adjusted(3)	$0.13	$0.11	$—	$0.39	$0.03
Weighted Average Shares Used in Computing Net Income (Loss) per Common Share - U.S . GAAP:
Basic	125,830	124,378	119,743	123,672	117,425
Diluted	133,072	128,964	119,743	128,565	117,425
Weighted Average Shares Used in Computing Net Income (Loss) per Common Share - Non-GAAP:
Basic	125,830	124,378	119,743	123,672	117,425
Diluted(3)	133,072	128,964	125,134	128,565	122,167

_____________________________

(1)
Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation effective January 1, 2006. The following table summarizes the effects of stock-based compensation related to employees and non-employees (in thousands):

	Three Months Ended			Twelve Months Ended
	December 27, 2014	September 27, 2014	December 28, 2013	December 27, 2014	December 28, 2013
Cost of revenue	$500	$492	$489	$1,921	$1,871
Research and development	2,439	2,270	2,725	8,927	10,900
Sales and marketing	1,960	1,982	1,965	7,477	7,624
General and administration	1,676	1,628	1,789	6,383	5,956
	6,575	6,372	6,968	24,708	26,351
Cost of revenue - amortization from balance sheet*	972	999	1,206	3,686	5,625
Total stock-based compensation expense	$7,547	$7,371	$8,174	$28,394	$31,976
 _____________________________

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

(2)
Under GAAP, certain convertible debt instruments that may be settled in cash on conversion are required to be separately accounted for as liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer’s non-convertible debt borrowing rate. Accordingly, for GAAP purposes, we are required to amortize as a debt discount an amount equal to the fair value of the conversion option that was recorded in equity as interest expense on our $150 million 1.75% convertible debt issuance in May 2013 over the term of the notes. These amounts have been adjusted in arriving at our non-GAAP results because management believes that this non-cash expense is not indicative of ongoing operating performance and provides a better indication of our underlying business performance.

(3)	Diluted shares used to calculate net loss per share on a non-GAAP basis provided for informational purposes only.

Infinera Corporation
Condensed Consolidated Balance Sheets
(In thousands, except par values)
(Unaudited)

	December 27, 2014	December 28, 2013
ASSETS
Current assets:
Cash and cash equivalents	$86,495	$124,330
Short-term investments	239,628	172,660
Accounts receivable, net of allowance for doubtful accounts of $38 in 2014 and $43 in 2013	154,596	100,643
Inventory	146,500	123,685
Prepaid expenses and other current assets	24,636	17,752
Total current assets	651,855	539,070
Property, plant and equipment, net	81,566	79,668
Long-term investments	59,233	64,419
Cost-method investment	14,500	9,000
Long-term restricted cash	5,460	3,904
Other non-current assets	5,402	4,865
Total assets	$818,016	$700,926
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$61,533	$39,843
Accrued expenses	26,441	22,431
Accrued compensation and related benefits	38,795	33,899
Accrued warranty	12,241	12,374
Deferred revenue	35,321	32,402
Total current liabilities	174,331	140,949
Long-term debt	116,894	109,164
Accrued warranty, non-current	14,799	10,534
Deferred revenue, non-current	10,758	4,888
Other long-term liabilities	19,327	17,581
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value
Authorized shares - 25,000 and no shares issued and outstanding	—	—
Common stock, $0.001 par value
Authorized shares - 500,000 as of December 27, 2014 and December 28, 2013
Issued and outstanding shares - 126,160 as of December 27, 2014 and 119,887 as of December 28, 2013	126	120
Additional paid-in capital	1,077,225	1,025,661
Accumulated other comprehensive loss	(4,618)	(3,486)
Accumulated deficit	(590,826)	(604,485)
Total stockholders’ equity	481,907	417,810
Total liabilities and stockholders’ equity	$818,016	$700,926

Infinera Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Twelve Months Ended
	December 27, 2014	December 28, 2013
Cash Flows from Operating Activities:
Net income (loss)	$13,659	$(32,119)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	25,917	24,562
Amortization of debt discount and issuance costs	8,395	4,522
Amortization of premium on investments	3,772	1,539
Stock-based compensation expense	28,394	31,976
Other gain	(9)	(276)
Changes in assets and liabilities:
Accounts receivable	(53,951)	6,341
Inventory	(25,486)	(3,036)
Prepaid expenses and other assets	(8,324)	(3,162)
Accounts payable	18,810	(20,202)
Accrued liabilities and other expenses	11,866	11,272
Deferred revenue	8,788	7,337
Accrued warranty	4,132	6,426
Net cash provided by operating activities	35,963	35,180
Cash Flows from Investing Activities:
Purchase of available-for-sale investments	(302,398)	(288,140)
Purchase of cost-method investment	(5,500)	—
Proceeds from sale of available-for-sale investments	28,481	2,850
Proceeds from maturities and calls of investments	208,051	125,624
Purchase of property and equipment	(23,122)	(21,065)
Change in restricted cash	(1,571)	(69)
Net cash used in investing activities	(96,059)	(180,800)
Cash Flows from Financing Activities:
Proceeds from issuance of debt, net	—	144,469
Proceeds from issuance of common stock	24,707	23,185
Minimum tax withholding paid on behalf of employees for net share settlement	(1,846)	(1,544)
Net cash provided by financing activities	22,861	166,110
Effect of exchange rate changes on cash	(600)	(826)
Net change in cash and cash equivalents	(37,835)	19,664
Cash and cash equivalents at beginning of period	124,330	104,666
Cash and cash equivalents at end of period	$86,495	$124,330
Supplemental disclosures of cash flow information:
Cash paid for income taxes, net of refunds	$1,697	$2,135
Cash paid for interest	$2,625	$1,320
Supplemental schedule of non-cash financing activities:
Transfer of inventory to fixed assets	$2,569	$5,458
Warrant exercise	$—	$500

Infinera Corporation
Supplemental Financial Information
(Unaudited)

	Q1'13	Q2’13	Q3'13	Q4'13	Q1'14	Q2'14	Q3'14	Q4'14
Revenue ($ Mil)	$124.6	$138.4	$142.0	$139.1	$142.8	$165.4	$173.6	$186.3
Gross Margin % (1)	35.9%	38.9%	49.2%	41.4%	41.8%	43.3%	44.2%	46.1%
Revenue Composition:
Domestic %	63%	64%	73%	54%	78%	82%	70%	58%
International %	37%	36%	27%	46%	22%	18%	30%	42%
Customers >10% of Revenue	1	—	3	1	2	2	1	1
Cash Related Information:
Cash from (Used in) Operations ($ Mil)	$(21.3)	$17.9	$12.8	$25.8	$(15.4)	$10.3	$22.3	$18.7
Capital Expenditures ($ Mil)	$4.9	$4.5	$4.2	$7.5	$5.6	$4.4	$4.4	$8.8
Depreciation & Amortization ($ Mil)	$6.3	$6.3	$5.9	$6.0	$6.3	$6.5	$6.5	$6.6
DSO’s	82	64	56	66	68	66	71	76
Inventory Metrics:
Raw Materials ($ Mil)	$12.2	$9.8	$12.1	$14.3	$13.2	$11.2	$11.6	$15.2
Work in Process ($ Mil)	$53.1	$41.0	$45.7	$49.2	$47.8	$40.6	$44.4	$50.0
Finished Goods ($ Mil)	$65.7	$70.5	$65.7	$60.2	$65.5	$79.1	$74.8	$81.3
Total Inventory ($ Mil)	$131.0	$121.3	$123.5	$123.7	$126.5	$130.9	$130.8	$146.5
Inventory Turns (2)	2.4	2.8	2.3	2.6	2.6	2.9	3.0	2.7
Worldwide Headcount	1,219	1,238	1,296	1,318	1,346	1,396	1,456	1,495

(1)	Amounts reflect non-GAAP results. Non-GAAP adjustments include non-cash stock-based compensation expense.

(2)	Infinera calculates non-GAAP inventory turns as annualized non-GAAP cost of revenue before adjustments for non-cash stock-based compensation expense divided by the average inventory for the quarter.